Exhibit 99.1

Li-Cycle Provides Perspectives on the “Unleashing American Energy” Executive Order

TORONTO, Ontario (January 24, 2025) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today expressed its support for key elements in the recently issued Executive Order titled “Unleashing American Energy” that U.S. President Donald Trump signed on January 20, 2025. This comprehensive policy shift, aimed at enhancing domestic energy production and strengthening the U.S. energy landscape, aligns with Li-Cycle’s mission to establish ‘urban mining’ for domestic battery resources and to bolster U.S. energy independence.

Support for Enhanced Domestic Resource Development

The Executive Order emphasizes the importance of utilizing America’s abundant energy and natural resources and incentivizes energy exploration and production within the United States. The order calls for a review of existing regulations that may impede domestic energy resource development. Streamlined permitting processes and reduced regulatory burdens may further enhance the growth of domestic battery manufacturing, spurred by the development of new critical mineral sources essential to the industry. Through our continued safe materials handling and resource recovery processes, Li-Cycle stands to gain from the related potential increases in batteries available for recycling.

Commitment to National Security, Energy Independence and Economic Prosperity

The focus on bolstering the U.S. mineral supply chain aligns with Li-Cycle’s vision of fostering economic self-sufficiency and national security through domestic production. Specifically, the initiative supports Li-Cycle’s commitment to recycling and recovering valuable materials such as lithium, nickel and cobalt from spent batteries and manufacturing scrap. By enabling the recovery and reuse of critical minerals, Li-Cycle can help reduce the reliance on foreign mineral supplies and enhance America’s energy supply chain security.

Although the Executive Order has paused disbursements for 90 days related to specific acts passed in 2022, Li-Cycle looks forward to continuing the work it began in 2021 with the U.S. Department of Energy (“DOE”) with respect to the Company’s closed and binding DOE loan facility. Having invested more than $500 million in the Company’s current and future American operations, Li-Cycle is excited to see the positive implications of this Executive Order on the domestic critical mineral production industries.

Li-Cycle’s thought piece related to the Executive Order is available here: https://li-cycle.com/blog/critical-minerals-a-key-element-of-the-unleashing-american-energy-executive-order/

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “expect”, “should”, “plan”, “potential”, “future”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include, but are not limited to, statements about the Company’s expectations that streamlined permitting processes and reduced regulatory burdens may further enhance the growth of domestic battery manufacturing; that Li-Cycle stands to gain from related potential increases in batteries available for recycling; that Li-Cycle can help reduce reliance on foreign mineral supplies and enhance America’s energy supply chain security; and that Li-Cycle will continue to work with the DOE with respect to the Company’s DOE loan facility.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding Li-Cycle’s ability to satisfy the drawdown conditions and access funding under the Company’s DOE loan facility; the timing, scope and cost of Li-Cycle’s projects, including paused projects; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms or at all; the success of Li-Cycle’s cash preservation plan; the outcome of the go-forward strategy of Li-Cycle’s Rochester Hub; and Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to fund the anticipated costs of, and realize the anticipated benefits from, its Spoke optimization plan; Li-Cycle’s inability to satisfy the drawdown conditions and access funding under the DOE Loan Facility; Li-Cycle’s inability to develop the Rochester Hub as anticipated or at all, and other future projects including its Spoke network expansion projects in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on a limited number of commercial partners to generate revenue; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; and risks of litigation or regulatory proceedings that could materially and adversely impact Li-Cycle’s financial results. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the SEC and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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